 Dennis Glass | President and Chief Executive Officer   Strategic overview   2016 Conference for Analysts, Investors and Bankers

STRONG FRANCHISE THAT IS UNDERVALUED

Positioned for success

Track record of solid financial results	Resilient franchise with long-term opportunities	Proven ability to respond to regulatory changes	Leveraging technology to sustain success

Creating long-term value[1]

- Operating EPS: 12% CAGR
- Operating ROE up nearly 300 basis points
- Book value per share, ex. AOCI: 7% CAGR
- Returned $4 billion of capital to shareholders

Will address areas of concern weighing on stock

- Balance sheet impacts from low interest rates
- Energy exposure limiting capital flexibility
- Ability to adjust to DOL fiduciary rule
- Capital market volatility weighs on businesses

2

1 Growth measures reflect annual results from 2009 to 2015, and capital returned to shareholders calculated from 1Q11 through 1Q16.
 Will Fuller | President, Annuities, Lincoln Financial Distribution and Lincoln Financial Network  Distribution  2016 Conference for Analysts, Investors and Bankers

 2  Distribution    Wholesalers provide specialized expertise in Lincoln’s target marketsOur Distribution franchise is differentiated and in demand by our partnersIndependent distribution offers multiple ways to win   Distribution  Life Insurance  Group Protection  Annuities  Retirement Plan Services  General AccountInvestments  Financial overview  THE POWER OF OUR DISTRIBUTION FRANCHISE IS OUR COMPETITIVE ADVANTAGE

DELIVERING EXPERTISE IN OUR TARGET MARKETS

Advisors are generalists serving a variety of consumer needs

- Retirement saving
- Insurance
- Retirement income
- Healthcare costs
- Estate planning

By 2025:

61% of **income** held by those age **54** and younger[1]

80% of all **wealth** will be held by consumers **near or in retirement**[2]

Over 800 wholesalers provide specialized expertise

✓ Employee benefits ✓ Retirement plans ✓ Term insurance	**Group Protection** — 160 *wholesalers* **Mid-large RPS** — 25 *wholesalers*
✓ Variable annuities ✓ Fixed annuities ✓ *MoneyGuard®* ✓ Universal life insurance	**Lincoln Financial Distributors** — 620 *wholesalers* Annuities, Life insurance, *MoneyGuard®*, Small market RPS

1 Source: *U.S Census Bureau, Income and Poverty in the United States: 2014*, September 2015; *Joint Center for Housing Studies of Harvard University, Baseline Household Projection for the Next Decade and Beyond*, March 27, 2014.

2 Source: *McKinsey Life insurance Trends and Implications*, 2016.

3

OUR WHOLESALER FRANCHISE IS IN DEMAND BY OUR PARTNERS

Scalable national market presence + **Channelized distribution** + **Specialized expertise** + **Broad product portfolio**

National footprint; large wholesale force provide coverage in local markets

Wholesalers aligned with various industry business models

Partnering with advisors to solve specific client needs

Multiple solutions to serve wide variety of consumer needs

Majority of sales from partners offering 4+ Lincoln products[1]


100%
50%
0%
68%
32%
Sell 4+ Lincoln products
Sell 1-3 Lincoln products

Our rank within those firms is greater than our rank within the industry

Product *Within partner firms*	Rank[2] *Within industry*		Rank *Within 4+ firms*
Variable annuity	#3	<	#1
Fixed annuity	#9	<	#4
Life insurance	#3	<	#1
MoneyGuard®	#1	=	#1

1 2015 Normalized Sales excluding Life Brokerage (Includes: Life, *MoneyGuard®*: paid annualized premiums; Annuity, small market RPS: at 5% of total).

2 Source: VA - *Morningstar YTD 4Q15 Asset Flows U.S. Variable Annuity Retail Policies Report*; FA - *LIMRA 4Q15 Individual Annuities Sales Report*; Life insurance - *4Q15 Retail Individual Life Insurance Sales, Participant Report (excludes Whole Life)*; and *MoneyGuard®* - *LIMRA 2014 US Individual Life Combination Product Sales.*

4

INDEPENDENT DISTRIBUTION OFFERS MULTIPLE WAYS TO WIN

Driven by access to a broad and diverse producer universe

200K
Targeted producers

We have a large active producer base

90K
Active Lincoln producers

74% of total sales from repeat producers — **RETENTION**

1/4 selling multiple types of Lincoln products — **CROSS SELL**

With room to grow

110K
Prospects with attributes like our best active producers

✓ Add new producers in our **core markets**
✓ **Expansion** to new markets

Demonstrated ability to pivot and add new producers

Life non-guarantee pivot

Success driven by 15,900 producers[1]

7,200 Already selling pivot products + **2,300** Shift of GUL producer to pivot products + **6,400** New to Lincoln through pivot

VA non-living benefit pivot

Success driven by 15,200 producers[1]

3,400 Already selling non-living benefit + **5,400** Shift of VA producer to non-living benefit + **6,400** New to Lincoln though non-living benefit

5

1 Life producer counts from January 2012 to December 2013; VA producer counts from October 2013 to September 2015.

PRODUCTIVITY ENHANCED BY ANALYTICS AND DIGITAL

Predictive analytics identify producers **most likely to sell Lincoln**

Producer segmentation on 76 attributes like:

- ✓ **Business model**
- ✓ **Tenure**
- ✓ **Licensing**
- ✓ **Asset under management**

Attributes that **predict sales**

- ✓ **Demographic**
- ✓ **Behavioral**

Home value   Income   Education

Net worth   Spending habits

Digital tools enable wholesalers to **target, acquire** and **develop** those producers



Lincoln
Financial Distributors
Next Best Prospect
1. John Smith
2. Tim Jones
3. Don Murphy
Daily Sales
Mon Tues Wed Thurs
Monthly Sales
Jan Feb Mar Apr
Heat Map of Top Advisors

Producer analytics in wholesaler's hands



The Value of Lifetime Income
Contact me to learn more.
Robert Bushea
External Wholesaler
Online Marketing Center

Digital marketing tools scale our outreach

Over 35% increase in LFD wholesaler productivity[1]

2008	**2015**
750 wholesalers	**620** wholesalers
$12.8B sales	$14.6B sales

6

1 Sales includes: Life, *MoneyGuard®* - paid annualized premiums; Annuity - total deposits; small market RPS - first year deposits.

DEPARTMENT OF LABOR FIDUCIARY STANDARDS

We are generally encouraged by constructive changes to the final rule

Key highlights

- ✓ Commissions acceptable and may be in clients best interest
- ✓ Commissions and fees held to the same standard
- ✓ Lifetime income and guarantees recognized
- ✓ FIA and group variable annuities included in final rule
- ✓ Grandfather provision through 4/10/2017
- ✓ Full implementation by 1/1/2018

Distribution partners reactions

- Most intend to use BIC[1]
- May need to rationalize product menu and partners
- Private right of action a concern

LFN position

- Intend to use BIC
- Hold commissions and fees to same standard
- Distinguish lifetime income from traditional investments

Dedicating our full energy to DOL transition

7

1 Best interest contract exemption is abbreviated as BIC.

 1 Lincoln Financial and Hanover Research, Wealth Protection Survey, 2015. 2 Hearing before U.S. Senate Special Committee on Aging, 111th Congress, Lifetime Income Options for Retirement, 2010. 3 Based on Annuity Valuation Mortality 2012 Individual Annuity Reserve Table.  $4,500  $11,750  $30,000  $1,000  $100,000 variable annuity4.5% up front and 0.25% ongoing  $100,000 investment product1% annual compensation  Commissions and fees held to the same best interest standard  Lifetime income and guarantees provide retirement security Almost 50% of consumers are worried they will outlive their savings in retirement1 Lifetime income guarantees solve longevity riskDeath benefits solve survivorship risk  Commissions and Solutions in clients’ best interest  Probability of outliving retirement assets2    Annuity saver  Mutual fund saver  0%  50%  Retirement survivor risk (Male and female age 65)    Age  % at least one survivor3  85  93%  95  53%  8  Commissions are best option for long-term buy and hold savers

LEVERAGING OUR DISTRIBUTION STRENGTHS

Industry leading distribution

800+ wholesalers

Offering advisors' specialized expertise

Large advisor base

90,000 active producers

With room to grow

Core markets

- Lifetime income guarantees
- Tax-advantaged investing and income
- Alternatives to traditional LTC
- High net worth estate planning and wealth transfer
- Retirement plans in target markets
- Income protection

New markets

- Fee-based annuities
- Registered investment advisor channel
- Online term insurance

Capability enhancements

- Shelf space expansion
- Sales force growth (*MoneyGuard®* and RPS)
- Analytics to drive productivity
- Digital tools for selling and servicing

9

 10  Our Distribution franchise is differentiated and in demand by our partners  Wholesalers provide specialized expertise in Lincoln’s target markets  Independent distribution offers multiple ways to win  Distribution  Distribution  Life Insurance  Group Protection  Annuities  Retirement Plan Services  General AccountInvestments  Financial overview

 Mark Konen | President, Insurance and Retirement Solutions  Life Insurance  2016 Conference for Analysts, Investors and Bankers

 2  Life Insurance    CONSISTENT MARKET LEADERSHIP THROUGH DISCIPLINED RISK MANAGEMENT AND SUSTAINABLE AND COMPELLING WEALTH PROTECTION SOLUTIONS  Scale, diversification, and innovation distinguishes Lincoln in the marketplaceMortality provides reliable long-term earnings despite volatilityNew business and in-force actions will overcome headwinds  Distribution  Life Insurance  Group Protection  Annuities  Retirement Plan Services  General AccountInvestments  Financial overview

POWER OF DISTRIBUTION AND BROAD PRODUCT PORTFOLIO

Industry leading distribution

265 wholesalers

Proven ability to pivot

Large advisor base

55,000 active producers

With room to grow

Wealth protection

60% of clients want to protect their wealth or assets[1]

- *MoneyGuard®*
- Guaranteed universal life
- Variable universal life
- Indexed universal life
- Term

Retirement accumulation

59% of clients want to put money away for retirement[1]

- Indexed universal life
- Variable universal life

Tax planning

45% of clients want to minimize amount of taxes paid[1]

- Guaranteed universal life
- Variable universal life
- Indexed universal life

3

1 Source: *2015 M.O.O.D. of America, Lincoln Financial Group (fielded by Whitman Insights)*

POSITIONED FOR SUSTAINABLE MARKET LEADERSHIP

Meeting generational insurance needs through innovative products and streamlined processes

Leading the industry in existing baby boomer and mature markets

117M Americans[1]

Comprehensive portfolio

Scale and diversification allow us to remain competitive across markets and build strong distribution partnerships

Leading insurance model

Data and technology leveraged to improve experience and risk assessment for high-touch business model

Growing while expanding into Generation X and millennial markets

137M Americans[1]

*LincXpress*SM

Streamlined submission and delivery process paired with predictive analytics for portfolio of products

TermAccel®

Completely electronic process utilizes additional predictive analytics and automated underwriting

4

1 Source: U.S. Census Bureau.

 Only company to have all products represent between 10% and 30% of total sales  5  Product  Rank  VUL  #1  Linked benefit  #1  UL  #9  Term  #10  GUL  #3  Executive benefits  #3  Total life  #3  Total life ex. whole life  #1  1 Source: LIMRA U.S. Retail Individual Life Insurance Sales Participant Report - Fourth Quarter 2015 Year to Date and LIMRA 2015 U.S. Individual COLI BOLI Sales Participant Report.  Superior product scale and diversification

 6  franchise driving growth on our terms  Emphasizing sales without long-term (LT) guarantees  Key drivers support long-term growth  48%  2010 sales:$637M  2015 sales:$725M  ■ With LT guarantee■ Without LT guarantee  48%  52%  67%  33%  Sales+3% CAGR  Account values +5% CAGR  In-force face amount+3% CAGR

 2010  2011  2012  2013  2014  2015  2016  7  Mortality: long-term consistency, Short-Term Volatility  Underlying risk profile remains strong with long-term earnings power  Average daily claim counts by month since 2010  Seasonality  Volatility  % of total net claims from claims $5M+  1 Mortality results have been normalized to 100% expectation from previously communicated low-to-mid 80% range.  Larger policy size combined with increased retention levels leads to more volatility

 8  Product   2015 Sales mix  Expected IRR            Best estimate    Scenarios            Forward curve1  Mortality110%  VUL  27%  ●    ●  ●  MoneyGuard®  26%  ●    ●  ●  UL  13%  ●    ●  ●  Term  12%  ●    ●  ●  GUL  11%  ●    ●  ●  Executive benefits  11%  ●    ●  ●  TOTAL  100%  ●    ●  ●  8  Attractive new business Profitability & risk profile  ● Above 12%● 10 -12%● Below 10%  New business franchise provides diversified earnings power  Main sensitivities to profitability results:Interest rates: forward curve = IRR > 12% Mortality: 10% unfavorable = IRR > 12%Both forward curve and 110% mortality = 10% IRR  1 Forward curve: 1Q16 average.

   Inforce management  Product diversification  9  2010  2011  2012  2013  2014  2015    Key economic headwind:interest rates  PROACTIVE actions to address HEADWINDS  Demonstrated ability to respond to market conditions while protecting and growing the franchise      Crediting rates  Other actions  1 Potential prospective re-pricing considerations for in-force business: investment income, mortality, reinsurance costs, policyholder persistency, expenses (including taxes), and other contractual considerations.   Post-level term premium optimizationIn-force exchange optionsProactive retention actions  Base spread  1.71%  1.71%  1.77%  1.62%  1.46%  1.40%  10-yearU.S. Treasury rates  Disciplined expense managementIn-force repricing1  Other actions

 10  Positioned For Earnings Growth  ~$80M     ~$(70)M  ~$(5)M  Restoring growth  Earnings growth through new business franchise and in-force management   1 Life unlocking for 2012 is $47M and for 2015 is $(117)M. Capital redeployment impact of $(45)M.   $482M

 11  Life Insurance  New business and in-force actions will overcome headwinds   Scale, diversification, and innovation distinguishes Lincoln in the marketplace  Mortality provides reliable long-term earnings despite volatility  Distribution  Life Insurance  Group Protection  Annuities  Retirement Plan Services  General AccountInvestments  Financial overview

 Mark Konen | President, Insurance and Retirement Solutions   Group Protection  2016 Conference for Analysts, Investors and Bankers

GROUP PROTECTION

CONTINUING LOSS RATIO IMPROVEMENT AND ACCELERATING PREMIUM GROWTH WILL RESTORE PROFITABILITY TO OUR TARGET MARGIN RANGE OF 5-7%

- ***Embedding pricing and claims management discipline to sustain loss ratio improvement***
- ***Growing target markets by leveraging distribution and investing in capabilities and technology***
- ***Increasing sales and improving renewal persistency will drive premium***

Distribution	Life Insurance	Group Protection	Annuities	Retirement Plan Services	General Account Investments	Financial overview

2

LOSS RATIO IMPROVEMENT DRIVEN BY DISCIPLINED PRICING

Recent renewal results reduced loss ratios and drove margin improvement

2015 and 1Q16 renewal results: life and disability (Employer and employee-paid)	
Total renewal premium	$1.2B
Premium retained	$0.7B
Average rate action on retained	~8%
Pricing margin on $0.5B of terminated business	~(3)%

Pricing margin improvement	~6% ~$45M

Future renewal strategy will continue to embed margin in the business

- Focus on new and renewal pricing strategy
- Run-off of unprofitable business
- Reduce magnitude of renewal rate actions leading to improved persistency

3

LOSS RATIO IMPROVEMENT DRIVEN BY CLAIMS MANAGEMENT

Ongoing claims management improvement

People	Processes	Technology
✓ Strengthen talent ✓ Improve examiner proficiency ✓ Reduced LTD claim examiner caseload by 15% 2015 vs. 2014	✓ Claims management process reengineering ✓ Invest in medical and rehabilitation expertise	✓ Optimize new claims management technology ✓ Leverage analytics and predictive modeling

LTD claim resolutions



$16M of additional after-tax earnings
Actual to expected
2014
2015

4

 5  RECENT record of Loss Ratio and Earnings Improvement   Path to recovery continuesImproved loss ratio driven by pricing discipline and effective claims management Success led to significant earnings growth; progress towards target marginContinue to drive loss ratios to long-term levels in the low 70% range  Significant growth in earnings  Up 87%  Improvement in loss ratio  Down 300 bps

TARGETING FAST GROWING MARKET SEGMENTS

Total Group Protection market

Total group	• Top 10 leader in core products[1] ✓ Life ✓ Disability ✓ Dental • 6% industry growth

Lincoln's target markets

Employee-paid	• Ranked #9 in 2015 • Sales grew from 37% of total in 2011 to 49% in 2015 • 11% industry growth
Small and mid-size businesses	• Expand on strength of core 100-1,000 employee market capabilities • Increase penetration on 1,000 -5,000 employee market capabilities

Strategic initiatives

- Consumer marketing, education and advice
- Enrollment and fulfillment processes/technology
- Voluntary products
  - ✓ Accident and critical illness

- Broker development to broaden reach
- Value-added services
  - ✓ FMLA/absence management
- Web and mobile capabilities

6

1 Source: LIMRA, market share and industry growth rates based on industry sales data.

 7  Resilient Distribution positioned to drive growth   Consumer marketingData and analyticsEducation and adviceCustomer buying experience   Service deliveryOnboarding process and data exchangeSelling and renewal processesValue added services – absence management      2   Pricing actions adversely affected sales and persistency  Large and highly regarded distribution platformpoised to restore growth  1    5 to 7%  Sales growth  Renewal persistency recovery  70 to 75%  Return to premium growth driven by:  Sales declined  Renewal persistency  Prior to repricing  70 to 75%  Post repricing  60 to 65%                                                                    160 wholesalers  Net Promoter Score®    1 Net Promoter Score® derived from Group Protection 2015 broker satisfaction study. (Net Promoter Score, is a registered trademark of Bain & Company, Inc., Fred Reichheld and Satmetrix Systems, Inc.).2 Competitors include Cigna, Colonial, Guardian, HIG, and UNM.

POSITIONED FOR MARGIN EXPANSION

Loss ratio improvement	Target markets	Premium growth
• Disciplined pricing • Claims management	• Employee-paid products • Small and mid-sized businesses • Strategic initiatives	• Leveraging distribution • Sales growth reemerging • Improved renewal persistency

Margin expansion



8%
4%
0%
2015 margin
Claims management
Pricing discipline
Top-line growth
Target margin

8

 9  Group Protection  Growing target markets by leveraging distribution and investing in capabilities and technology  Embedding pricing and claims management discipline to sustain loss ratio improvement  Increasing sales and improving renewal persistency will drive premium  Distribution  Life Insurance  Group Protection  Annuities  Retirement Plan Services  General AccountInvestments  Financial overview

 Will Fuller | President, Annuities, Lincoln Financial Distribution and Lincoln Financial Network  Annuities  2016 Conference for Analysts, Investors and Bankers

 2  annuities    OUR BUSINESS MODEL DELIVERS CONSISTENT AND IMPRESSIVE RESULTS THROUGH A DISCIPLINED APPROACH TO THE ANNUITY BUSINESS  Quality book of business resulting from our strategy of consistency and selling on our termsIndustry leading end-to-end risk management with proven resultsLeveraging our best-in-class distribution and diverse product portfolio to win    Distribution  Life Insurance  Group Protection  Annuities  Retirement Plan Services  General AccountInvestments  Financial overview

 3  Track record of consistent financial results  Consistent earnings growth with limited volatility  Achieving excellent returns through a cycle  2007  2009  2011  2013  2015  2007  2009  2011  2013  2015  Annuity operating earnings   1 Return on equity, excluding goodwill.2 Includes operating earnings and VA net derivative results, excluding impact of non-performance risk (NPR).   20% ROE average, 2007-2015¹~19% if including VA hedge results²  Impressive results attributable to consistent market presence, disciplined pricing, and proven hedging capabilities

 4  Executing our strategy of consistency  Avoided the “arms race”Introduced patented i4LIFE®Leveraged living benefit reinsuranceCreated LFD  2007 and prior  Stayed the course; sold through the cycleLowered living benefitsIncreased fee for guaranteesAdded investment restrictions  2008 to 2011  Introduced risk managed fundsIncreased fee for guaranteesPivoted to non-guaranteed 10% 2012  28% 2015Living benefit reinsurance  2012 to 2015  Consistently taking strategic management actions  Consistently a market leader on our terms  1  4  5  3  2  Prudential  Jackson  MetLife  Lincoln  SunAmerica  MetLife  AXA  ING  Lincoln  Prudential  MetLife  AXA  Hartford  Lincoln  Prudential  MetLife  Prudential  Jackson  Lincoln  SunAmerica  Jackson  Lincoln  SunAmerica  Transamerica  Prudential  Jackson  Lincoln  SunAmerica  Prudential  MetLife  Prudential  MetLife  Jackson  Lincoln  AXA  Prudential  MetLife  Jackson  Lincoln  AXA  Jackson  Lincoln  SunAmerica  Prudential  AXA  2007  2008  2009  2010  2011  2012  2013  2014  2015  1 Source: Morningstar. Rankings exclude TIAA-CREF due to the captive nature of their distribution model.  VA rank¹

 Total Annuities account values $122B as of YE2015  5  Annuity account values are diverse by product and risk  Fixed annuities VA without GLB² VA with GLB: risk-managed fundsVA with GLB: non-risk-managed funds          1 Guaranteed living benefits.2 Includes reinsured portion of VA with GLBs.

CONSISTENCY AND DISCIPLINE LEAD TO A HIGH QUALITY BOOK



Tight range mitigates market timing risk
Sorted by range of VA sales as % of beginning account value, 2008-2015[1]
LNC
AMP
AIG
AXA
Aegon
VOYA
MET
PRU
Jackson
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%



We have a low risk VA book
8%
6%
4%
2%
0%
Lincoln 0.9%
Peer average[3] 6.1%
GLB net amount at risk as % of AV[2]

- Consistent relationships with distribution partners
- Dollar cost averaging across market cycles
- Disciplined pricing and management actions limit our risk exposure

1 Source: Morningstar.
2 Total Annuities account values and net amounts at risk as of 12/31/2015.
3 Peers include AIG, AXA, Aegon, AMP, HIG, Jackson, MET, PRU and VOYA.

6

 7  Proven ability to manage economic risks  Hedge program protects the balance sheet  Recognized as industry leading programProven results, with minimal impact on ROE over time  Steady FIA hedge results1   2014  2013  2015  1 Fixed indexed annuities is abbreviated as FIA.  Straightforward approachCall option payoffs offset interest credited expense with known timing  2010  2011  2012  2013  2014  2015

INDUSTRY LEADING ASSUMPTION SETTING PRACTICES

Assumptions in line with actual experience


Lapses[1]
3.4%
3.8%
Utilization[2]
6.8%
6.8%
Mortality[3]
12.5
12.0
Actual
Expected

Severe sensitivities produce modest impacts

Scenario	Unlocking[4]
50% drop in lapse rates	$(50)M
Full utilization[5]	$(160)M
20% reduction in mortality	$(90)M

- Long history of setting reasonable assumptions
- Robust annual assumption reviews
- Enhanced assumption analytics applied to entire in-force VA book in 2012
  - Leverages Lincoln experience combined with third party expertise (Oliver Wyman, Towers Watson)
  - Factor-based dynamic modeling with 1% lapse floor

1 Rate of full surrenders for VA living benefit policies from 2013-2015.
2 Average percent of VA guarantee withdrawal benefit policyholders initiating income in each year from 2013-2015.
3 Deaths per 1,000 policies for VA living benefit policies, from 2012-2014.
4 Net income unlocking estimates based upon 3/31/2016 reserve and DAC models. Reflects sensitivities applied to the full variable annuity book.
5 Not all policyholders utilize their guarantee withdrawal benefits. This sensitivity assumes all policyholders utilize guarantees by policy year 20.

8

 Value of new business consistently above peer average  Oliver Wyman: Lincoln consistently sells VA business with above average profitability¹   Relative profitability for VA with living benefits  9  ● Lincoln ■ Peer group Average  1 Oliver Wyman calculations, based on market‐consistent valuation of one or more guaranteed living benefits (GLB) riders sold by each company, using a consistent set of capital market and policyholder behavior assumptions at each valuation date. Peer group consists of the six leading sellers of VA GLB product since 2008.

 10  consumer needs and demographics support growth  1 Source: 2016 McKinsey & Company, Life Insurance Trends and Implications; ages 55+ included.2 Source: 2013 Gallup Organization Survey.  Near-term headwinds  Long-term fundamental tailwinds  2014  2015      S&P 500  30yr treasury  Variable annuity sales pressured by combination of low rates and volatile equity markets  Retirees underestimate life expectancy; longevity is risk to retirement security  As near-term headwinds subside, increasing emphasis on retirement security and need for guaranteed lifetime income will drive future growth  80% of annuity owners purchase for guaranteed lifetime income²  Retirees’ ownership of investable assets to grow to 80% by 2025¹  2016  Low rates

EXPANDING SALES BEYOND VARIABLE ANNUITY LIVING BENEFITS

Significant tailwinds in select markets

Expected industry sales growth 2015-2020[1]	
Investment-only VAs	+123%
RIA assets	+89%
Fixed indexed annuities	+31%
Fixed income annuities	+86%

Gaining momentum in growth markets



$12B
$8B
$4B
$0B
$11.6B
$2.8B
$8.8B
75% growth
$12.7B
$4.9B
$7.8B
2012
2015
VA living benefit sales
Other sales

VA living benefits

#2 rank in industry; industry sales pressured

Non-guaranteed variable annuities

Nearly one-third of variable annuity sales

Fixed indexed annuities

Expanded portfolio; consumer-friendly product design

Fixed income annuities

500%+ increase in sales since 2012

1 Source: *Cerulli Annuities and Insurance 2015 Study*. Sales growth from 2015-2020, except for registered investment advisors (RIA), which represents asset growth from 2014-2019 and Cerulli Lodestar: Intermediary, *Total and Projected Advisor-Sold Assets by Channel, 2005-2019E.*

11

DOL RULE IS MANAGEABLE

We are the non-qualified sales leader; 62% of sales not impacted by DOL


100%
75%
50%
25%
0%
62%
38%
2015 sales
Non-qualiified and other
Qualified VA and FIA

Constructive changes to final rule

- Recognized both commissions and fees can serve a client's best interest
- Acknowledged value of lifetime income
- VA and FIA on level playing field
- Grandfathering of existing contracts

Our plan to transition and pivot

- Continue to focus on non-qualified sales
- Provide both fee-based and commission product designs, with opportunity to reach new fee-based advisors and RIAs
- Use capital from lower sales levels for share buybacks as we pivot the business

12

LEVERAGING OUR STRENGTHS

Industry leading distribution

300 wholesalers

Proven ability to pivot

Large advisor base

49,000 active producers

+9% 2010-2015

Core VA

- American Legacy® - low cost, only single manager VA
- *ChoicePlus* - multiple investor manager VA
- *i4LIFE®* - patented income with tax advantage

Core FA

- Fixed indexed - consumer friendly indexed annuity
- SPIA -highest lifetime income opportunity
- Deferred income annuity - QLAC[1] endorsement for IRA's

New products

- *Investor Advantage®* - successful investment oriented VA
- Fee-based for American Legacy® & *ChoicePlus* VA & FIA
- Expanded FIA - shorter surrender periods and new indices

Upcoming product innovation

- Compelling solution for fee-based advisors and RIA
  - Passive investment options
  - Innovative lifetime income guarantees

13

1 Qualified longevity annuity contract is abbreviated as QLAC.

 14  annuities  Industry leading end-to-end risk management with proven results  Quality book of business resulting from our strategy of consistency and selling on our terms  Leveraging our best-in-class distribution and diverse product portfolio to win  Distribution  Life Insurance  Group Protection  Annuities  Retirement Plan Services  General AccountInvestments  Financial overview

 Mark Konen | President, Insurance and Retirement Solutions  Retirement Plan Services  2016 Conference for Analysts, Investors and Bankers

 2  Retirement plan services    OUR VALUE PROPOSITION IS RESONATING IN THE MARKETS WE TARGET AS EVIDENCED BY SUCCESS WE’RE SEEING IN SALES AND NET FLOWS  Growing and gaining scale in target markets: government, healthcare and small marketOur differentiated customer experience attracts new business and grows our in-forceTaking profitable actions to reduce impacts of continued low interest rates  Distribution  Life Insurance  Group Protection  Annuities  Retirement Plan Services  General AccountInvestments  Financial overview

GROWING SALES IN OUR TARGET MARKETS

Government: 457	Healthcare: 403(b)	Small market: 401(k)
Fastest growing provider in market[1]	*Leveraging leading market position (#3)*[1]	*Sales growth outpacing overall industry (16% vs. 10%)*[1]

Fast growing and profitable markets

Industry growth rankings[2]	Industry profitability rankings[3]
457: Government	**403(b): Healthcare**
403(b): Healthcare	**Micro/small 401(k)**
Large 401(k)	**Mid 401(k)**
Mid 401(k)	**457: Government**
Micro/small 401(k)	Large 401(k)
Mega 401(k)	Mega 401(k)

Indicates Lincoln target market

Growing new sales in target markets



$2.8B
$2.1B
$1.4B
$0.7B
$0.0B
14% CAGR
75% in target markets
91% in target markets
2011
2015
Mid-large government and healthcare
Total small market
Other mid-large market

Focused on the fastest growing markets that provide consistent, profitable returns and value our high-touch service offering

1 Source: *LIMRA Not-for-Profit Retirement Market Report*: 2015 vs. 2014 for government market asset growth and healthcare ranking based on total assets; *LIMRA 401(k) Scorecard Report* 2015 vs. 2014 asset growth for 401(k) plans with less than 250 participants for small market sales.
2 Source: *The Cerulli Report: Retirement Markets 2015* estimated annual asset growth 2015 to 2020.
3 Source: *Sterling Resources: 2014 Profit 2000™ Benchmark Study;* ranking based on profit per participant.

3

 4  Impact of DOL Fiduciary Rule Manageable   1 Best interest contract exemption is abbreviated as BIC.

 5  Actions to Grow Sales And Drive Positive Flows   Shifting mix of business to drive more consistent positive flows  Accelerating growth with targeted strategic actions  Expansion  Strategic partners   Product development  Customer experience  Expanding and upgrading distribution force across all markets30% growth since 2011  Deepening strategic partnerships to support small market growth 53% of 2015 sales versus 25% in 2011  Launch of enhanced small market Lincoln DirectorSM product   Owning and investing in the customer experience

 Participants who meet 1-on-1 with our retirement consultants    30% 2X  Larger increases in their contribution rate More likely to increase contributions  Increases in the advisors and consultants doing repeat business  6  Driving Results Through our Customer Experience  Participants   Plan sponsors  Intermediaries  1 Source: Sterling Resources 2014 Profit 2000TM; based on average lapse rates for 2011 to 2014.  Lower termination rates compared to the marketplace1  In-person relationships    Research and analytics    Digital and mobile capabilities    Engaging participants with: retirement consultants  Gaining insight from: participant engagement study  Driving activity through: an action oriented website   Customer experience

 7  Enhancing the digital experience  Mobile optimized - consistent experience on any deviceStreamlined design and intuitive navigation“Retirement income” snapshot that includes an income estimate and planning tool“Click-to-contribute” functionality, which makes it easier for participants to take action   Improving our customer experience by investing in our digital and mobile capabilities  New website designed to improve engagement with participants – leading to new enrollments, higher contribution rates, and more deposits

 8  Moderating expense growth  Profitable actions to drive the bottom line  Disciplined focus on modest expensegrowthShifting investment from infrastructure investments to growth-oriented areas like distribution and client facing teams    Infrastructure investments    Focused investments and expense efficiency  In-force optimizationActively repricing clients focused on lowering guaranteed minimum interest rates (GMIR)Since 2013: 128 clients repriced $7M increase to annual earnings   Growing low GMIR business  % of mid-large and small market business at 1% GMIR

GROWING EARNINGS IN TARGET MARKETS



Target growth area
Manageable but expected to continue
$43M
$40M
$37M
$34M
$31M
$28M
$36M
$5M
$(6)M
$(4)M
$31M
Average quarterly earnings1
Growth in mid-large and small markets
Spread compression
Multi-Fund® and other runoff
1Q16 earnings
Growth reemerging in 2017 and beyond
Sales growth
Expense management
In-force optimization

- Headwinds from low rates continue to persist
- Growing small and mid-large market earnings to combat impact from interest rates
- Future earnings growth driven by asset growth and in-force optimization

9

1 Average quarterly earnings from 2012 through 2015 excluding unlocking, which averaged $0.3M over the period.

 10  Retirement Plan Services  Our differentiated customer experience attracts new business and grows our in-force  Growing and gaining scale in target markets: government, healthcare and small market  Taking profitable actions to reduce impacts of continued low interest rates  Distribution  Life Insurance  Group Protection  Annuities  Retirement Plan Services  General AccountInvestments  Financial overview

 ©2016 Lincoln National Corporation  June 9, 2016  Ellen Cooper | Executive Vice President and Chief Investment Officer  General Account Investments  2016 CONFERENCE FOR ANALYSTS, INVESTORS AND BANKERS

GENERAL ACCOUNT INVESTMENTS

DISCIPLINED ALM AND RISK MANAGEMENT DRIVE LINCOLN'S INVESTMENT APPROACH

- ***Proactive strategies to improve investment income and diversification***
- ***Pace of portfolio yield decline continues to moderate***
- ***Actively reduced energy exposure to mitigate potential losses***

Distribution | Life Insurance | Group Protection | Annuities | Retirement Plan Services | General Account Investments | Financial overview

2

 1 Includes all rated securities and CMLs.2 Full-year 2015.  Newmoney yield4.2%  ALM15%  Avg.10-yrUST2.1%  PublicIG51%  34%  CMLsPrivate IGMid market loansNon-agency RMBSCorporate BIG  +210 bps  *  NEW MONEY FIXED INCOME STRATEGY  New money yields consistently 1.8-2.0% over the average 10 Yr. US Treasury and 1Q is even higherStrong new money spreads have helped offset the headwinds from the low rate environment  Higher quality purchase mixIncrease in CML allocationHigh qualityImproved diversification  Consistent and strong investment spread…  …and from diversified sources2   …trending upward in quality1  CMLs (15%)  Private IG (11%)  Middle market loans (4%)  Non-agency RMBS (2%)  Corporate BIG (2%)  Other strategies  Other strategies  CMLs  15%  Private IG  11%  Middle market loans  4%  Non-agency RMBS  2%  Corporate BIG  2%

 DISCIPLINED COMMERCIAL MORTGAGE LOAN STRATEGY  Growing the CML portfolio  *  Debt service coverage  1.98x  Loan-to-value  51%  Average loan size  $7M  Debt yield  15%  Highly diversified  High quality  Portfolio attributes  Achieving an incremental 30-40 basis points in new money yield1Disciplined underwriting and higher quality portfolio than peers  1 Relative to equivalently rated corporates.2 Peer data from Mortgage Bankers Association as of 12/31/2015.   Commercial mortgage ratings2  % of total invested assets

 *  GROWING THE ALTERNATIVES PORTFOLIO AND SHIFTING THE MIX  Historical performance1  Shift the mix towards private equity  2015  2016E  2018E   Hedge funds  Private equity   (% of alternatives portfolio)  Achieved a 10% annualized return since 2012  1 Annualized quarterly data from 1Q12 through 1Q16.    Income yield  Volatility  Private equity  12.6%  4.7%  Hedge funds  4.4%  3.4%  Alternatives portfolio  10.0%  3.6%  Growing the alternatives portfolio from 1.3% to long-term target of 1.5% of total invested assets

 WELL DIVERSIFIED AND HIGH QUALITY PORTFOLIO  Average quality rating is A- Below investment grade assets: 5.6% of fixed income assets   $98.1B total invested assetsNet unrealized gain of $5.5B on AFS assetsPortfolio is well diversified across sectors, issuers and asset classes  *  Asset class1  Credit quality1,2  Corporates  Other asset classes  1 As of 3/31/2016.2 Includes AFS, trading, and credit linked notes; does not include CMLs.  Mortgage loans  9%  Municipals   4%  Other structured  4%  Cash and collateral  3%  Agency RMBS   2%  Quasi-sovereign  2%  Alternatives   1%  UST/agency  1%  Other  1%

 *  LOWER RISK ASSETS THAN PEERS PROVIDES FLEXIBILITY  1 Source: J.P. Morgan - Risk assets consist of high yield bonds, unaffiliated equity, real estate, mortgages overdue 90 days, mortgages in foreclosure, and schedule BA assets (including alternative investments) compiled from 12/31/2015 statutory statements. Peer group: Aegon, AMP, Manulife, MET, PFG, PRU, Sun Life, TMK, UNM and VOYA.   Risk assets / assets1  Risk assets / capital and surplus1  Lincoln Peer average  Lincoln Peer average

 PACE OF PORTFOLIO YIELD DECLINE CONTINUES TO MODERATE  Projections based on 4% new money yield  *  1 Projection period assumes 4% annual portfolio growth, consistent with historical experience.  2010 to 2014  2015 to 2019  2020 to 2024  ~10bps yield decline per year  ~3bps yield decline per year  ~20bps yield decline per year

 Sub-sectordiversification2  *  Reduced fixed income energy exposure1  Credit quality2  1 As a percent of total invested assets.2 As of 3/31/2016.  Proactively reduced our energy exposure primarily through sales~50% of securities sold are now rated below investment grade2  Energy portfolio remains diversified across sub-sectors  86% of energy exposure is investment grade  18%  PROACTIVELY REDUCED ENERGY EXPOSURE

 *  Stress scenario assumptions  Stress scenario projected losses1  Our sales targeted securities most likely to be at risk of a credit loss in a sustained period of low prices  Name-by-name fundamental analysis to project losses in stress scenarios  1 Stress scenario projected losses are best estimates based on information available at the time of analysis.  ■ Projected stress losses prior to de-risking■ Projected stress losses as of 4/30/16   Energy and metals and mining assumptions  4/30/16 price  Stress scenario  WTI oil ($/barrel)  $46  $30  Iron ore ($/ton)  $65  $30  Projection period  -  4 years  ENERGY AND METALS & MINING STRESS LOSSES ARE MANAGEABLE

 *  GENERAL ACCOUNT INVESTMENTS   Pace of portfolio yield decline continues to moderate  Proactive strategies to improve investment income and diversification  Actively reduced energy exposure to mitigate potential losses  Distribution  Life Insurance  Group Protection  Annuities  Retirement Plan Services  General AccountInvestments  Financial overview

 Randy Freitag | Executive Vice President and Chief Financial Officer   Financial overview   2016 Conference for Analysts, Investors and Bankers

 2  Financial Overview     Strong financial results and fundamentals not reflected in valuationGreater transparency on key focus areas of low rates and VAsConsistent capital generation and deployment with further flexibility  Distribution  LifeInsurance  Group Protection  Annuities  Retirement Plan Services  General AccountInvestments  Financial overview  STRONG, RESILIENT, REPEATABLE FINANCIAL RESULTS

SOLID TOP AND BOTTOM LINE GROWTH

Steady revenue growth with controlled expenses



6% CAGR
$15B
$12B
$9B
$6B
$3B
2009
2015
110 bps
13%
12%
11%
10%
9%
2009
2015
Operating revenue
G&A as a % of operating revenue

- Revenue growth and expense management driving earnings improvement[1]
  - Operating revenues: 6% CAGR
  - G&A as a % of revenue: down 110bps
  - Operating earnings: 9% CAGR

Strong EPS growth



12% CAGR
$8
$6
$4
$2
$0
2009
2015
Operating EPS

- Capital management enhancing EPS growth[1]
  - Reported operating EPS: 12% CAGR
  - Operating EPS, ex. notable items: 12% CAGR
  - Operating EPS, ex. notable items: $6.04 in 2015

1 See Appendix for a reconciliation of non-GAAP measures to their most comparable GAAP measures. G&A as a percent of revenue represents general and administrative expenses, net of amounts capitalized, as a percent of operating revenue.

3

STEADY IMPROVEMENT IN KEY STAKEHOLDER METRICS

BVPS growth and ROE expansion


7% BVPS CAGR
260bps ROE increase
$60
$50
$40
$30
$20
12%
10%
8%
6%
4%
2009
2015
BVPS ex. AOCI
ROE

- Track record of improving valuation drivers[1]
  - Book value per share (BVPS), ex. AOCI: 7% CAGR
  - Operating ROE: up 260bps
  - Operating ROE, ex. notable items: 12.2% in 2015
  - Peer analysis of ROE and BVPS regression implies undervalued by ~$12 per share

Strong capital levels


$1.7B capital increase
37 percentage point RBC increase
$9B
$8B
$7B
$6B
$5B
550%
500%
450%
400%
350%
2009
2015
Statutory capital
RBC ratio

- Further fortified capital and liquidity positions
  - Statutory capital: $8.4B, 25% increase
  - RBC ratio: 487%, up 37 percentage points
  - Holding company cash exceeds target of $500M

4

1 See Appendix for a reconciliation of non-GAAP measures to their most comparable GAAP measures.

FINANCIAL RESULTS COMPARE FAVORABLY TO PEERS

- ✓ Better growth
- ✓ Lower volatility
- ✓ More ROE expansion
- ✓ Stronger BVPS growth
- ✓ Higher capital across industry

Lincoln		Peers[1]
12%	EPS CAGR	8%
0.2	Quarterly earnings volatility[2]	0.6
260bps	ROE growth	130bps
7%	BVPS growth	5%
25%	Growth in TAC	26%

1 Financial measures compare 2015 to 2009 and peers include AFL, CNO, GNW, MET, PFG, PRU, TMK and UNM.

2 Source: *SNL Financial;* Volatility, represented by the variation coefficient, is calculated as the standard deviation of quarterly income from 1Q09 to 4Q15, divided by the average quarterly income to normalize for size differences.

5

 6  Key drivers continue to support solid financial results  Organic earnings  Capital management  Capital markets  +2-4%  +1-2%  +4-5%   (2-3)%  +2-3%  +0-1%  Target~8-10%        Capital market assumptions    Equity markets6-8% total return  Interest rates Remain at current levels  Target annual EPS growth of 8 to 10%

 7  What investors want to know   When do low interest rates pressure the balance sheet?  What if interest rates move lower for even longer?  What drives the profitability and capitalization of your VA book?  What is the RBC impact of recapturing LNBar?       Interest rates  Variable annuities

 Well positioned for low rate challenges  8  1 Spread compression is a percent of income from operations, excluding notable items.   1) New business returns  2) Spread compression1  3) Balance sheet      4-5%     2-3%  Strength even in much lower interest rate scenarios  Manageable EPS headwind and lower than prior years  Repriced and repositioned products for low interest rates  Currently earning 12-15% targeted returns across all segments  2013-2014  2015-2018E

STRONG RESERVE ADEQUACY, EVEN IN LOWER RATE SCENARIOS

Total reserve adequacy

	Base case[1]
2012	$8B
2015	$11B

- Significant statutory reserve adequacy
- Reserve adequacy up 40% since 2012
- Sufficiency even with meaningfully lower interest rates

Reserve adequacy sub-tests

	1.5%	1.0%	0.5%
SGUL sub-tests	None	$350M	$700M
RBC impact (% points)	-	~20 % pts	~40 % pts

- Sub-tests potentially require manageable reserve strengthening if rates move significantly lower
- Reserve strengthening would reverse if rates increased

9

1 Assumes no regulatory or other assumption changes and assumes interest rates based on a 10-year U.S. Treasury.

 10  Key components of a high quality annuity book  More consistent level of sales  Lower benefits  Sorted by range of VA sales as % of beginning account value, 2008-20151  Robust hedge program  2010  2011  2012  2013  2014  2015  Implies NARlarger than LNC for products issued in 2008   4X     1 Source: Morningstar.2 Data provided by Oliver Wyman and represents the top variable annuity writers in each year.   2

 11  Market Presence and lower benefits reduce tail risk   Less risk…  1 Source: 10-K and other financial statements published by each company; all values on this slide are as of 12/31/2015. Peer average includes AIG, AXA, Aegon, AMP, HIG, Jackson, MET, PRU and VOYA; not all peers disclose allocated equity.     …lower required capital  Annuity capital levels reflect risk in companies’ blocksCapital allocated to Annuity business driven by greater of CTE-98 or floor % of account values$1B of additional capital available if held CTE-95 level  1  Living benefit net amount at risk as % of VA account value

 LNBar well capitalizedHelps handle mismatch between statutory reserving and fair value accountingNAIC and Oliver Wyman have acknowledged mismatch and are working to address Letter of credit (LOC) in place to protect against a reserve credit shortfall in extreme scenariosLOC has never been used  12  Appropriate use of LNBAR  RBC impact if variable annuity business was recaptured from LNBar has generally been positive1   1 LNBar is our affiliated reinsurer that houses the VA guarantees.

STRONG CAPITAL GENERATION AND FLEXIBILITY

$5.6B of capital generation (2011-1Q 2016)[1]



$0.7B
13%
$0.3B
5%
$1.3B
23%
$3.3B
59%
Share repurchases
Retained in life company
Dividends
Deleveraging

Strong capital generation creates flexibility

- Capital management funded by free cash flow[2]
- Strong and steady share repurchase activity
  - $3.3B since 2011; $200M in 1Q16
- Significant increases in shareholder dividend
  - 400% increase in quarterly dividend since 2011
- Maintained strong RBC ratio during active capital management execution
  - 487% RBC ratio at year-end 2015
- Holding company cash continues to exceed minimum target of $500M
- Comfortable with leverage and capital structure
  - Leverage ratio of 23% at end of 1Q16

1 2016 results for capital retained in life company are estimated.
2 Free cash flow is defined as the percent of operating earnings deployed through share repurchases and common stock dividends.

13

ROBUST FREE CASH FLOW DRIVES CAPITAL DEPLOYMENT

Free cash flow as % of market cap is well ahead of industry average[1]



10%
8%
6%
4%
CNO
VOYA
LNC
PRU
AFL
UNM
PFG
MET
TMK
-- Peer average

Free cash flow target

Timeframe	Target
Prior long-term target	45-50%
Current long-term target	50-55%
2016 target	**Expect to exceed 50-55%**

Free cash flow driving accretive capital deployment

- Free cash flow relative to market cap continues to outpace peers
  - 8.1% compared to peers at 7.3%
- Capital management funded by free cash flow
  - Increased long-term target at year-end to 50-55%
  - Expect to exceed long-term target in 2016
- Returning capital to shareholders remains a priority
  - Buybacks likely to remain primary use of capital given current valuation

14

1 Source: Company filings and FactSet.

 15  Financial Overview   Greater transparency on key focus areas of low rates and VAs  Strong financial results and fundamentals not reflected in valuation  Consistent capital generation and deployment with further flexibility  Distribution  LifeInsurance  Group Protection  Annuities  Retirement Plan Services   General AccountInvestments  Financial overview

 Appendix  2016 Conference for Analysts, Investors and Bankers

 2  2  Forward Looking Statements – Cautionary Language  Certain statements made in this presentation and in other written or oral statements made by Lincoln or on Lincoln's behalf are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA). A forward-looking statement is a statement that is not a historical fact and, without limitation, includes any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words like: "believe," "anticipate," "expect," "estimate," "project," "will," "shall" and other words or phrases with similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, trends in Lincoln's businesses, prospective services or products, future performance or financial results, and the outcome of contingencies, such as legal proceedings. Lincoln claims the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA. Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from the results contained in the forward-looking statements. Risks and uncertainties that may cause actual results to vary materially, some of which are described within the forward-looking statements include, among others:Deterioration in general economic and business conditions that may affect account values, investment results, guaranteed benefit liabilities, premium levels, claims experience and the level of pension benefit costs, funding and investment results; Adverse global capital and credit market conditions could affect our ability to raise capital, if necessary, and may cause us to realize impairments on investments and certain intangible assets, including goodwill and the valuation allowance against deferred tax assets, which may reduce future earnings and/or affect our financial condition and ability to raise additional capital or refinance existing debt as it matures;Because of our holding company structure, the inability of our subsidiaries to pay dividends to the holding company in sufficient amounts could harm the holding company’s ability to meet its obligations;Legislative, regulatory or tax changes, both domestic and foreign, that affect: the cost of, or demand for, our subsidiaries' products; the required amount of reserves and/or surplus; our ability to conduct business and our captive reinsurance arrangements as well as restrictions on revenue sharing and 12b-1 payments; and the potential for U.S. federal tax reform and the effect of the Department of Labor’s regulation defining fiduciary; Actions taken by reinsurers to raise rates on in-force business;Declines in or sustained low interest rates causing a reduction in investment income, the interest margins of our businesses, estimated gross profits and demand for our products;Rapidly increasing interest rates causing contract holders to surrender life insurance and annuity policies, thereby causing realized investment losses, and reduced hedge performance related to variable annuities;

 3  3  Forward Looking Statements – Cautionary Language (cont.)  Uncertainty about the effect of rules and regulations to be promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act on us and the economy, and financial services sector in particular; The initiation of legal or regulatory proceedings against us, and the outcome of any legal or regulatory proceedings, such as: adverse actions related to present or past business practices common in businesses in which we compete; adverse decisions in significant actions including, but not limited to, actions brought by federal and state authorities and class action cases; new decisions that result in changes in law; and unexpected trial court rulings;A decline in the equity markets causing a reduction in the sales of our subsidiaries' products; a reduction of asset-based fees that our subsidiaries charge on various investment and insurance products; an acceleration of the net amortization of deferred acquisition costs, or "DAC;" value of business acquired, or "VOBA;" deferred sales inducements, or "DSI;" and deferred front end sales loads, or "DFEL;" and an increase in liabilities related to guaranteed benefit features of our subsidiaries' variable annuity products;Ineffectiveness of our risk management policies and procedures, including various hedging strategies used to offset the effect of changes in the value of liabilities due to changes in the level and volatility of the equity markets and interest rates; A deviation in actual experience regarding future persistency, mortality, morbidity, interest rates or equity market returns from the assumptions used in pricing our subsidiaries' products, in establishing related insurance reserves and in the net amortization of DAC, VOBA, DSI and DFEL, which may reduce future earnings; Changes in accounting principles generally accepted in the United States, or "GAAP," including convergence with International Financial Reporting Standards (IFRS), that may result in unanticipated changes to our net income;Lowering of one or more of our debt ratings issued by nationally recognized statistical rating organizations and the adverse effect such action may have on our ability to raise capital and on our liquidity and financial condition; Lowering of one or more of the insurer financial strength ratings of our insurance subsidiaries and the adverse effect such action may have on the premium writings, policy retention, profitability of our insurance subsidiaries and liquidity; Significant credit, accounting, fraud, corporate governance or other issues that may adversely affect the value of certain investments in our portfolios as well as counterparties to which we are exposed to credit risk requiring that we realize losses on investments; Inability to protect our intellectual property rights or claims of infringement of the intellectual property rights of others;Interruption in telecommunication, information technology or other operational systems, or failure to safeguard the confidentiality or privacy of sensitive data on such systems from cyberattacks or other breaches of our data security systems;

 4  The effect of acquisitions and divestitures, restructurings, product withdrawals and other unusual items; The adequacy and collectability of reinsurance that we have purchased;Acts of terrorism, a pandemic, war or other man-made and natural catastrophes that may adversely affect our businesses and the cost and availability of reinsurance; Competitive conditions, including pricing pressures, new product offerings and the emergence of new competitors, that may affect the level of premiums and fees that our subsidiaries can charge for their products; The risks included here are not exhaustive. Our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC include additional factors which could impact our business and financial performance. Moreover, we operate in a rapidly changing and competitive environment. New risk factors emerge from time to time, and it is not possible for management to predict all such risk factors.Further, it is not possible to assess the impact of all risk factors on our businesses or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. In addition, Lincoln disclaims any obligation to update any forward-looking statements to reflect events or circumstances that occur after the date of this presentation.The reporting of RBC measures is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.   Forward Looking Statements – Cautionary Language (cont.)

 5  Explanatory notes on use of non-gaap measures  Management believes that income from operations, return on equity and operating revenues better explain the results of the company’s ongoing businesses in a manner that allows for a better understanding of the underlying trends in the company’s current business because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in most instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. Management also believes that using book value excluding accumulated other comprehensive income (AOCI) enables investors to analyze the amount of our net worth that is primarily attributable to our business operations. Book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. For the historical periods, reconciliations of non-GAAP measures used in this presentation to the most directly comparable GAAP measure may be included in this Appendix to the presentation materials and/or are included in the Statistical Reports for the corresponding periods contained in the Earning section of the Investor Relations page on our website: www.LincolnFinancial.com/investor.The non-GAAP measures do not replace the most directly comparable GAAP measures.The company uses its prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in its financial statements and federal income tax returns when reconciling non-GAAP measures to the most comparable GAAP measure.

 6  Definitions of Non-GAAP Measures used in this presentation  Income (loss) from operations, operating revenues and return on equity (including and excluding average goodwill within average equity), excluding AOCI, using annualized income (loss) from operations are financial measures we use to evaluate and assess our results. Management believes that these performance measures explain the results of the company's ongoing businesses in a manner that allows for a better understanding of the underlying trends in the company’s current business because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in most instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.Income (loss) from operationsIncome (loss) from operations, operating revenues and return on equity (ROE), as used in the presentation, are non-GAAP financial measures and do not replace GAAP revenues, net income (loss) and ROE. We exclude the after-tax effects of the following items from GAAP net income (loss) to arrive at income (loss) from operations, which we also refer to as operating earnings: realized gains and losses associated with the following (“excluded realized gain (loss)”): sale or disposal of securities; impairments of securities; change in the fair value of derivative investments, embedded derivatives within certain reinsurance arrangements and our trading securities; change in the fair value of the derivatives we own to hedge our guaranteed death benefit (GDB) riders within our variable annuities, which is referred to as “GDB derivatives results”; change in the fair value of the embedded derivatives of our guaranteed living benefit (GLB) riders within our variable annuities accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) (“embedded derivative reserves”), net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative reserves, the net of which is referred to as “GLB net derivative results”; and changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“indexed annuity forward-starting option”); change in reserves accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders (“benefit ratio unlocking”); income (loss) from the initial adoption of new accounting standards; income (loss) from reserve changes (net of related amortization) on business sold through reinsurance; gain (loss) on early extinguishment of debt; losses from the impairment of intangible assets; and income (loss) from discontinued operations.Operating revenuesOperating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable: excluded realized gain (loss); amortization of deferred front-end loads (DFEL) arising from changes in GDB and GLB benefit ratio unlocking; amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and revenue adjustments from the initial adoption of new accounting standards.

 7  Definitions of Non-GAAP Measures used in this presentation (cont.)  Return on equity, excluding AOCI Return on equity measures how efficiently we generate profits from the resources provided by our net assets. Return on equity is calculated by dividing annualized income (loss) from operations by average equity, excluding accumulated other comprehensive income (loss) (AOCI). Management evaluates return on equity by both including and excluding average goodwill within average equity.Book value per share, excluding AOCIBook value per share excluding AOCI is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) stockholders’ equity excluding AOCI by (b) common shares outstanding. We provide book value per share excluding AOCI to enable investors to analyze the amount of our net worth that is primarily attributable to our business operations. Management believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure. A reconciliation of book value per share to book value per share excluding AOCI as of September 30, 2014 and 2013 is set forth below. Income (loss) from operations, excluding notable itemsIncome (loss) from operations, excluding notable items is a non-GAAP measure that excludes items which, in management’s view, do not reflect the Company’s normal, ongoing operations. The company highlights notable items included in income (loss) from operations so that investors better understand the fundamental trends in its results of operations and financial condition.

SPECIAL NOTES

Corporate federal tax fate

The company uses its prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in its financial statements and federal income tax returns when reconciling non-GAAP measures to the most comparable GAAP measure.

Sales

Sales as reported consist of the following:

- *MoneyGuard®*, our linked-benefit product – 15% of total expected premium deposits;
- Universal life (UL), indexed universal life (IUL), variable universal life (VUL) – first year commissionable premiums plus 5% of excess premiums received, including an adjustment for internal replacements of approximately 50% of commissionable premiums;
- Executive Benefits - single premium bank-owned UL and VUL, 15% of single premium deposits, and corporate owned UL and VUL, first year commissionable premiums plus 5% of excess premium received, including an adjustment for internal replacements of approximately 50% of commissionable premiums;
- Term – 100% of annualized first year premiums;
- Annuities – deposits from new and existing customers; and
- Group Protection – annualized first year premiums from new policies.

8

9  Reconciliation of net income to income from operations  1 The numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans if the effect of equity classification would result in a more diluted EPS.2 We use our prevailing federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

 10  Reconciliation of Book Value per share

 11  notable items reconciliation: income from operations and operating eps  1 The income used in the calculation of our diluted operating earnings per share is our operating income, reduced by preferred stock dividends and accretion of discount. Preferred stock dividends and accretion of discount totaled $34 million for the year ended December 31, 2009.

 12  Reconciliation of return on average equity  1 Excludes AOCI.

 13  Reconciliation OF ANNUITIES RETURN ON EQUITY TO ANNUITIES PRO-FORMA RETURN ON EQUITY  1 Excludes AOCI. 2 Not adjusted for tax restatement as data is not available. 3 Estimates were required to produce 2007 - 2008 data.

 Calculations of net amount at riskCalculations of net amount at risk, especially GLB, vary from company to company, as described in sources. Sources: GLB: Ameriprise, 2015 10-K; Lincoln, 2015 10-K and internal report for associated account values; Hartford, 4Q 2015 Financial Supplement; AIG, 2015 10-K; MetLife, 2015 10-K; Prudential, 2015 10-K; Jackson, 2015 Consolidated Financial Statements; AXA, 4Q 2015 Financial Supplement; VOYA, 4Q 2015 Financial Supplement; AEGON, 2015 Form 20-F  14  Annuities Disclosures